UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2016 (March 18, 2016)

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55436	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On December 12, 2014, Cole Corporate Income Operating Partnership II, LP (“CCI II OP”), the operating partnership of Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”), entered into an amended and restated credit agreement (as previously amended, the “Amended Credit Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) as administrative agent, swing line lender and letter of credit issuer, Regions Bank and U.S. Bank National Association as co-syndication agents, Capital One, National Association as documentation agent, and the lending institutions that are or may become parties to the Amended Credit Agreement as lenders (the “Lenders”), as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2014 (the “Amended Credit Facility”). Pursuant to the Amended Credit Agreement, the Amended Credit Facility’s revolving loans mature on December 12, 2018; however, the Company may elect to extend the maturity date of such loans to December 12, 2019, subject to satisfying certain conditions described in the Amended Credit Agreement, and the Amended Credit Facility’s term loan matures on December 12, 2019. The Amended Credit Agreement also provides that, if the Company does not reach $1 billion in total asset value, as defined in the Amended Credit Agreement, prior to March 31, 2016, the maturity dates of the commitments and loans issued pursuant to the Amended Credit Facility would occur on September 30, 2017 instead of December 12, 2018 (with respect to the revolving loans) and December 12, 2019 (with respect to the term loan).
On March 18, 2016, CCI II OP entered into a second modification agreement (the “Modification”) with JPMorgan Chase and the Lenders, which removed the provision that the maturity date of the outstanding commitments and loans would be September 30, 2017 if the Company does not reach $1 billion in total asset value, as defined in the Amended Credit Agreement, prior to March 31, 2016. The Modification also eliminated certain related provisions, including the requirement that certain payments be made in order to remove property from the borrowing base during the period of March 31, 2016 through September 30, 2017. All other material terms of the Amended Credit Facility remain unchanged by the Modification.
The foregoing description of the Modification does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Modification, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

10.1	Second Modification Agreement, dated March 18, 2016, by and among Cole Corporate Income Operating Partnership II, LP, JPMorgan Chase Bank, N.A. as administrative agent, and other lending institutions.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2016	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Second Modification Agreement, dated March 18, 2016, by and among Cole Corporate Income Operating Partnership II, LP, JPMorgan Chase Bank, N.A. as administrative agent, and other lending institutions.

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